BRINKER CAPITAL DESTINATIONS TRUST

Destinations Large Cap Equity Fund

SUPPLEMENT DATED January 30, 2025,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2024, AS AMENDED

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Change in Portfolio Management for the Destinations Large Cap Equity Fund

Columbia Management Investment Advisers, LLC (“Columbia”) no longer serves as an investment sub-adviser of the Destinations Large Cap Equity Fund. As such, all references to Columbia are hereby deleted from the Summary Prospectus and Prospectus in their entirety.

Addition to Portfolio Management for the Destinations Large Cap Equity Fund

Federated MDTA LLC (“FMDTA”) has been appointed to serve as sub-adviser to the Destinations Large Cap Equity Fund. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Federated MDTA LLC
Daniel J. Mahr, CFA, Head of MDT Group	2025
Damien Zhang, CFA, Head of MDT Research	2025
Frederick L. Konopka, CFA, Portfolio and Trading Manager	2025
John Paul Lewicke, Research Manager	2025

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Large Cap Equity Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

Federated MDTA LLC: Federated MDTA LLC (“FMDTA”), located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts 02110, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to FMDTA. Federated Advisory Services Company (“FASC”), an affiliate of FMDTA, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FMDTA. FMDTA and FASC are wholly owned subsidiaries of Federated Hermes, Inc. (“FHI”). Daniel J. Mahr, CFA, is Head of MDT Group at FMDTA. Mr. Mahr joined FHI in 2006. Previously, Mr. Mahr worked as a Quantitative Equity Analyst at MDT Advisers prior to its acquisition by FHI. Mr. Mahr received his Bachelor of Arts and Master of Science in Computer Science from Harvard University. Mr. Mahr holds a Chartered Financial Analyst designation from the CFA Institute. Damien Zhang, CFA, is Head of MDT Research at FMDTA. Mr. Zhang joined FHI in 2009. Previously, Mr. Zhang worked as a Senior Analyst and Research Manager at MDT Advisers prior to its acquisition by FHI. Mr. Zhang graduated summa cum laude with a Bachelor of Arts in Economics from Princeton University. Mr. Zhang holds a Chartered Financial Analyst designation from the CFA Institute. Frederick L. Konopka, CFA, is a Portfolio and Trading Manager at FMDTA. Mr. Konopka joined FHI in 2006. Previously, Mr. Konopka worked as a Senior Analyst in Quantitative Equity Strategies at MDT Advisers prior to its acquisition by FHI. Mr. Konopka received a Bachelor of Arts in Mathematics from Dartmouth College and a Master of Science with a concentration in Information Technology and Finance from MIT Sloan School of Management. Mr. Konopka holds a Chartered Financial Analyst designation from the CFA Institute. John Paul Lewicke is a Research Manager at FMDTA. Mr. Lewicke joined FHI in 2007. Mr. Lewicke graduated cum laude with a Bachelor of Arts in Computer Science and Mathematics from Dartmouth College.

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